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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             JUNE 29, 2000
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Date of earliest event reported:            JUNE 28, 2000
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                              WEINER'S STORES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                  0-23671              76-0355003
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(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
of Incorporation)                                           Identification No.)


6005 WESTVIEW DRIVE, HOUSTON, TEXAS                            77055
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code   (713) 688-1331
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

         On June 28, 2000, Weiner's Stores, Inc., a Delaware corporation (the "Company"), issued a press release reporting that Herbert R. Douglas, the Company's Chairman of the Board, President and Chief Executive Officer, had announced his retirement The press release announced the appointment of Raymond
J. Miller as the Company's new Chairman of the Board, President and Chief Executive Officer, effective immediately. Mr. Miller previously served as the Company's Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary.

         The press release also announced several other corporate promotions, all of which were effective immediately, including the appointment of Joseph J. Kassa, formerly senior vice president, general merchandise manager, to executive vice president, general merchandise manager, and the promotion of Michael S. Marcus, formerly vice president, controller and treasurer, who has been promoted to vice president, chief financial officer, treasurer and secretary.

         Filed herewith is such press release.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

     Exhibit number        Description
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         99.1              Press release of June 28, 2000




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WEINER'S STORES, INC.


                                     By: /s/ Raymond J. Miller
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                                         Raymond J. Miller
                                         President and Chief Executive Officer

Dated:  June 29, 2000




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

                                  EXHIBIT INDEX


     Exhibit number        Description
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         99.1              Press release of June 28, 2000






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